EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K (the “Report”) of ARC Group Worldwide, Inc. (the “Company”) for the year ended June 30, 2015, the undersigned Jason T. Young, Principal Executive Officer and Drew M. Kelley, Principal Financial Officer and Chief Accounting Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of each of the undersigned’s knowledge and belief that:

(1)   the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 25, 2015	/s/ Jason T. Young
Jason T. Young, Principal Executive Officer

Date: September 25, 2015	/s/ Drew M. Kelley
Drew M. Kelley, Principal Financial Officer and Chief Accounting Officer